Exhibit 10.26

Execution Version

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of June 22, 2026, between Sinda Ltd., an exempted company in the Cayman Islands (“Sinda Cayman”), and Fresnillo plc (the “Investor”).

WHEREAS, the Investor has a substantive, pre-existing relationship with the Company;

WHEREAS, prior to the effectiveness of the Registration Statement (as defined below) and as further described therein, Sinda Cayman will de-register in the Cayman Islands and register by way of continuation in the State of Delaware by filing a Certificate of Domestication to incorporate in the State of Delaware (the “Redomiciliation”) as Sinda Ltd., a Delaware corporation (“Sinda Delaware”), and references in this Agreement to the “Company” shall be to (i) Sinda Cayman, prior to the consummation of the Redomiciliation and (ii) Sinda Delaware, following consummation of the Redomiciliation;

WHEREAS, in connection with the Redomiciliation, each ordinary share of Sinda Cayman will automatically convert into one share of common stock, par value $0.0001 per share (the “Common Stock”), of Sinda Delaware;

WHEREAS, the Company has filed a registration statement on Form S-1 (File No. 333-296567) (together with any pre-effective or post-effective amendments thereto, the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the Company’s initial public offering (“IPO”) of shares of Common Stock pursuant to an underwriting agreement (the form of which is included as Exhibit A hereto, the “Underwriting Agreement”) to be entered into by the Company and certain underwriters party thereto (the “Underwriters”);

WHEREAS, the IPO will include a public offering and a private placement;

WHEREAS, concurrently with the completion of the IPO, as part of such private placement, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and in reliance on Section 4(a)(2) thereof, upon the terms and conditions set forth in this Agreement, such number of Shares (as defined below) of the Company’s Common Stock as provided in Section 1 of this Agreement; and

WHEREAS, such purchase and sale of the Shares shall occur concurrently with, and be conditioned on, the closing of the IPO, and, upon consummation of the IPO and issuance of the Shares at Closing, all of the Shares sold hereunder and pursuant to the IPO will be fungible with each other, will be registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) and will be listed on the New York Stock Exchange (“NYSE”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

1.            Purchase and Sale of Stock.

1.1          Sale and Issuance of Common Stock.

(a)          Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Company, and the Company agrees to sell and issue to the Investor, a number of shares (collectively, the “Shares”) of Common Stock at a price per share equal to the per share public offering price set forth on the cover page of the final prospectus relating to the IPO (the “IPO Price”), rounded down and adjusted to the nearest whole share, such that after giving effect to the IPO (including any exercise of the underwriters’ over-allotment option thereunder), the Investor would beneficially own 5.0% of the Company’s outstanding common stock, provided that if the aggregate purchase price for such number of Shares would exceed US$110 million, such number of Shares to be purchased pursuant to this Agreement shall be reduced to the maximum number of Shares that could be purchased at the IPO Price for no more than an aggregate purchase price of US$110 million.

(b)          All references to numbers of shares and prices per share in this Agreement shall be appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, combination or other recapitalization or reclassification of shares by the Company (including the Redomiciliation) occurring after the date of this Agreement and prior to the determination of the IPO Price.

1.2          Closing. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signature pages on the first business day immediately following the 30th calendar day following the pricing date of the IPO (which time and place are designated as the “Closing”), subject to the satisfaction or waiver of all the conditions set forth in Sections 4 and 5 hereof. At the Closing, the Investor shall make payment of the purchase price for the Shares by wire transfer in immediately available funds to the account specified by the Company against delivery to the Investor of the Shares registered in the name of the Investor or its nominee, which Shares shall be uncertificated shares.

2.            Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to the Investor that as of the date hereof and as of the date of the Closing:

2.1          Organization, Good Standing and Qualification.

(a)          The Company (i) is, as of the date of this Agreement, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands and is in good standing with the Registrar of Companies of the Cayman Islands, and has all requisite power and authority to carry own its business as now conducted, and (ii) will be, on the date of the Closing, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

(b)          The Company is duly qualified to transact business and is in good standing in each jurisdiction in which it is required to be so qualified or in good standing, except where the failure to so qualify or be in good standing would not be material and adverse to the Company.

2.2          Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement, and the authorization, issuance, sale and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3          Valid Issuance of Common Stock. The Shares being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of liens, encumbrances and restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws or as contemplated hereby. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (a) a filing, if any, required pursuant to Regulation D promulgated by the SEC under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”), (b) the filings required by applicable state “blue sky” securities laws, rules and regulations or (c) such other post-closing filings as may be required by the Securities Act or under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

2.4          Compliance with Other Instruments.

(a)          The Company is not in violation or default of any provision of its organizational documents. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, will not result in any violation of such organizational documents.

(b)          The Company is in compliance in all material respects with all applicable laws. Except as would not be material to the Company, the Company is not in violation or default in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, will not result in any material violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

2.5          Description of Capital Stock. As of the date of the Closing, the statements set forth in the Prospectus (as defined in the Underwriting Agreement) under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Company’s capital stock, will be accurate, complete and fair in all material respects. At the Closing, the Company will have an authorized capitalization as set forth in the Prospectus in the column labeled “As Adjusted” under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights. The Company represents that other than as contemplated by this Agreement and the Underwriting Agreement and as otherwise set forth in the Registration Statement, there are no other agreements, arrangements or understandings with respect to the issuance and sale of its Common Stock.

2.6          Registration Statement. The Registration Statement as presently filed with the SEC, and any amendment thereto, including any information deemed to be included therein pursuant to the rules and regulations of the SEC promulgated under the Securities Act, complied (or, in the case of amendments filed after the date of this Agreement, will comply) as of its filing date in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and did not (or, in the case of amendments filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date it is declared effective by the SEC, the Registration Statement, as so amended, and any related registration statements, will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any preliminary prospectus included in the Registration Statement or any amendment thereto, any free writing prospectus related to the Registration Statement and any final prospectus related to the Registration Statement filed pursuant to Rule 424 promulgated under the Securities Act, in each case as of its date, will comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Registration Statement comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods presented, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the absence of complete footnotes. The statistical information regarding Company operations included in the Registration Statement has been prepared on a basis consistent with the financial statements and books and records of the Company and fairly presents in all material respects each item included therein.

2.7          Brokers or Finders. The Company has not engaged any brokers, finders or agents such that the Investor will incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions, or any similar charges in connection with the sale of the Shares contemplated by this Agreement. The Shares to be sold by the Company to the Investor as contemplated by this Agreement will not be subject to any underwriting or other discount that is payable to the Underwriters pursuant to the terms of the Underwriting Agreement with respect to the Common Stock issued and sold in the IPO.

2.8          Investment Company Status. The Company is not, and immediately after receipt of payment for the shares of Common Stock issued in the IPO and the Shares issued to the Investor as contemplated hereby, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.9          Lock-Up Agreements. The Company represents and warrants that as of the Closing all lock-up agreements required to be delivered to the Underwriters pursuant to the Underwriting Agreement, each in substance and form satisfactory to the Underwriters (the “Lock-up Agreement”), shall have been delivered.

2.10       No Securities Act Registration. Assuming the accuracy of the representations, warranties and covenants of the Investor set forth in Section 3 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor under this Agreement, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would require such a registration.

2.11        No General Solicitation. The Company has a substantive pre-existing relationship with the Investor and the Shares were not offered or sold to the Investor through advertising or general or public solicitation.

2.12          Underwriting Agreement Representations. The representations and warranties of the Company set forth in section 1 of the form of Underwriting Agreement are true and correct, with the same effect as if made to the Investor herein on the date hereof (except to the extent any such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct, with the same effect as if made to the Investor as of such particular date) (after giving effect to any materiality or other qualifiers contained therein).

2.13        Removal of Restrictive Legends. Following the expiration of the Lock-Up Period, in the event that the Shares are eligible to be transferred without restriction (including the requirement that the Company shall have timely filed any required current public information pursuant to Rule 144(c)) in accordance with Rule 144 under the Securities Act (“Rule 144”), the Company shall (x) instruct the Company’s transfer agent to issue new uncertificated (book-entry) instruments representing the Shares, which shall not contain such portion of the above legend that is no longer applicable, (y) take all actions with the Company’s transfer agent reasonably requested by the Investor to permit such un-legended Shares to be deposited into the account specified by the Investor to the Company in writing, including an opinion of counsel of the Company, and (z) instruct the Company’s transfer agent to cause such Shares to be assigned the same CUSIP as the shares of Common Stock that are then traded on the principal stock exchange on which the shares of Common Stock are then listed; provided that, the Investor shall deliver all documentation requested by the Company’s transfer agent in connection with the removal of legends.

2.14        Rule 144. With a view to making available to the Investor the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company shall:

2.14.1	Use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

2.14.2
Use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act, and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144;

2.14.3
Use commercially reasonable efforts to furnish to the Investor promptly upon written request a written statement by the Company as to its compliance with the public information requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing the Investor of any rule or regulation of the SEC permitting the sale of the Shares to the public without registration.

2.14.4
If it authorizes or effects any split, reclassification or similar action in respect of its capital stock (including but not limited to the split and/or reclassification described in the Prospectus), such split, reclassification or other action shall be structured and effected in a manner that does not change or restart Investor’s holding period for all or any portion of the Shares for purposes of Rule 144 or any federal, state or foreign tax law.

3.            Representations, Warranties and Covenants of the Investor. The Investor hereby represents and warrants that, as of the date hereof and as of the date of the Closing:

3.1          Organization, Good Standing and Qualification. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (to the extent the concept of good standing is applicable in the relevant jurisdiction).

3.2          Authorization. The Investor has full power and authority to enter into and consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement. The execution, delivery and performance of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Investor or its board of directors, stockholders or other governing body is required. This Agreement constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance by the Investor of the Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor.

3.3          Purchase Entirely for Own Account. By the Investor’s execution of this Agreement, the Investor hereby confirms that the Shares to be received by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, except as permitted by applicable federal or state securities laws. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. The Shares are being purchased by the Investor in the ordinary course of its business.

3.4          Disclosure of Information. The Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company and has conducted and completed its own independent due diligence. Based on the information the Investor has deemed appropriate, it has independently made its own analysis and decision to enter into this Agreement. The Investor is relying exclusively on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of this Agreement, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

3.5          Investment Experience. The Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. The Investor also represents that it has not been organized for the purpose of acquiring the Shares.

3.6          Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act, as presently in effect. The Investor is a sophisticated institutional investor with sufficient knowledge and experience in investing in private placement equity transactions to properly evaluate the risks and merits of its purchase of the Shares. The Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under the Investor’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which the Investor is bound and (v) are a fit, proper and suitable investment for the Investor, notwithstanding the substantial risks inherent in investing in or holding the Shares. Furthermore, the Investor is an “Institutional Account” as defined in FINRA Rule 4512(c).

3.7          Brokers or Finders. The Investor has not engaged any brokers, finders or agents such that the Company will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions, or any similar charges in connection with the sale of the Shares contemplated by this Agreement.

3.8          Sufficiency of Funds. The Investor has sufficient cash on hand, access to committed capital or other sources of available funds to enable it to make payment of the purchase price for the Shares and consummate the transactions contemplated by this Agreement.

3.9          Restricted Securities. The Investor understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances.

3.10        Legends. The Investor understands that the Shares may bear one or all of the following legends:

(a)           “THE OFFER AND SALE OF THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(b)           “THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RESTRICTION ON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. AS A RESULT OF SUCH AGREEMENT, THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.”

(c)           Any legend required by applicable state “blue sky” securities laws, rules and regulations.

3.11        Lock-Up Agreement. The Investor shall have signed a lock-up agreement in substantially the same form and substance as set forth in Exhibit B herein. The Shares shall be subject to the terms of that lock-up agreement.

3.12       No General Solicitation. The Investor has a substantive pre-existing relationship with the Company and the Investor did not learn of the investment in the Shares as a result of the Registration Statement or any advertising or, to its knowledge, general or public solicitation.

3.13       No Government Recommendation or Approval. The Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

3.14       Residency. The Investor’s office in which its investment decision with respect to the Shares was made is located at the address immediately below the Investor’s name on its signature page hereto.

3.15       No Bad Actor Disqualification Event. The Investor represents, after reasonable inquiry, that none of the “Bad Actor” disqualifying events described in Rule 506(d)(l)(i) to (viii) under the Securities Act applicable to the Investor or any of its Rule 506(d) Related Parties (if any). “Rule 506(d) Related Party” means a person or entity that is a beneficial owner of the Investor’s securities for purposes of Rule 506(d).

3.16       No Legal, Tax or Investment Advice. The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

3.17       Reliance. The Investor understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations thereunder, and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares. If any of the representations and warranties made by the Investor herein are no longer accurate in all material respects prior to the Closing, the Investor shall promptly notify the Company.

3.18       Compliance with the Securities Act. The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

4.           Conditions of the Investor’s Obligations at Closing. The obligations of the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1          Representations and Warranties. The representations and warranties of the Company contained in Section 2 of this Agreement shall have been true and correct on the date hereof and shall be correct on and as of the Closing, except for representations that are provided as of a particular date, which shall be true and correct as of such dates, and the Company shall have furnished to the Investor a certificate, dated as of the Closing, of its Chief Executive Officer or its Chief Financial Officer (solely in their capacity as such) stating that the representations, warranties and agreements of the Company herein are true and correct on and as of the Closing, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing.

4.2          Public Offering Shares. The Registration Statement shall have been declared effective and the Underwriters shall have purchased, immediately prior to the purchase of the Shares by the Investor hereunder, the Firm Shares (as defined in the Underwriting Agreement) pursuant to the Registration Statement and Underwriting Agreement.

4.3          Investor Rights. The Company shall have executed and delivered the investor rights agreement substantially in the form attached as Exhibit C to this Agreement.

4.4          Absence of Injunctions, Decrees, Etc. During the period from the date of this Agreement to immediately prior to the Closing, no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing.

4.5          Offering Proceeds. Gross proceeds from the sale of the Firm Shares by the Company in the IPO shall not be less than US$199 million and the price paid by the public in the IPO as set forth on the cover page of the Prospectus shall be no lower than US$11.25 per share. For the avoidance of doubt, gross proceeds as used in the preceding sentence shall not include proceeds from the sale of the Shares under this Agreement.

4.6          Underwriting Agreement. The Underwriting Agreement is substantially in the form attached hereto as Exhibit A, other than solely with respect to the addition of dates, pricing information, expense-related information, if applicable, other information to reflect any upsizing of the IPO, such upsizing not to exceed 20% of the size of the IPO, and such other non-material clerical updates as may be reasonably required by the Underwriters, shall have been executed and delivered by each of the parties thereto.

4.7          Legal Opinion. Investor shall have received an opinion from the Company’s U.S. counsel regarding the valid issuance of the Shares in form and substance reasonably satisfactory to the Investor.

4.8          No Material Adverse Change. Since the date of this Agreement, there shall not have occurred any material adverse change in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole.

5.           Conditions of the Company’s Obligations at Closing. The obligations of the Company under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions.

5.1          Representations, Warranties and Covenants. The representations, warranties and covenants of the Investor contained in Section 3 shall be true and correct in all material respects on and as of the Closing.

5.2          Lock-Up Agreement. The Investor shall have delivered to the Underwriters a duly executed Lock-Up Agreement pursuant to Section 3.11 of this Agreement.

5.3          Closing of the IPO. The IPO shall have closed with respect to the sale of Firm Shares.

5.4          Investor Rights. The Investor shall have executed and delivered the investor rights agreement substantially in the form that has been filed with the Registration Statement.

5.5          Absence of Injunctions, Decrees, Etc. During the period from the date of this Agreement to immediately prior to the Closing, no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing.

6.            Termination. This Agreement shall terminate (i) at any time upon the written consent of the Company and the Investor, (ii) upon the withdrawal by the Company, in its sole discretion, of the Registration Statement, or (iii) on the date six months after the date hereof if the Closing has not occurred.

7.           Miscellaneous.

7.1          Publicity. No party shall issue any press release or make any other public announcement, including any website posting or social media post, that includes the name or any logo or brand name of any party, or discloses the terms of this Agreement or the fact that the Investor has made or proposed to make an investment in the Company, except that this Agreement shall be filed in connection with, and described in, the Registration Statement or in any Schedule 13G or Schedule 13D required to be filed by the Investor, and otherwise as may be required by law or with the prior written consent of the other party. Each party will provide reasonable advance notice to the other parties prior to making any disclosure of this Agreement or the terms hereof in any filings made with the SEC, and will provide the other party with reasonable opportunity to review and comment on such proposed disclosures.

7.2          Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any Investor or the Company.

7.3          Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company; provided, however, the Shares and the rights, duties and obligations of the Investor hereunder may be assigned to an Affiliate of the Investor without the prior written consent of the Company but any such assignment shall not relieve the Investor of its duties and obligations hereunder. Any attempt by any Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement in a manner that is not permitted by the foregoing sentence to be made without such permission shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (including, with respect to the Company, to Sinda Delaware upon consummation of the Redomiciliation).

7.4          Governing Law. This Agreement shall be governed in all respects by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

7.5          Waiver of Trial by Jury. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.5.

7.6          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

7.7          Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a)          if to the Investor, to Fresnillo plc, Calz Legaria 549, Miguel Hidalgo, Mexico City, 11250, Mexico, Attention: Marcelo Ramos (email: [***]) and Gustavo Alarcón (email: [***]), or at such other current address or electronic mail address as the Investor shall have furnished to the Company, with a copy (which shall not constitute notice) to Davis Polk & Wardwell LLP, 450 Lexington Ave, New York, NY 10017, United States, Attention: Maurice Blanco (email: [***]).

(b)          if to the Company, to Sinda Ltd., Antiguo Camino a Don Diego S/N, Fraccionamiento Mi Bendición, Interior 6, San Miguel de Allende, Guanajuato, Mexico 37898 ([***], Attention: Jaime Cortes (email: [***]) and Luis Barreto (email: [***]), or at such other current address or electronic mail address as the Company shall have furnished to the Investor, with a copy (which shall not constitute notice) to Skadden, Arps, Slate, Meagher & Flom LLP, One Manhattan West, New York, New York, 10001, Attention: Alejandro Gonzalez Lazzeri ([***]) and Jeremy Winter ([***]).

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one (1) business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five (5) days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

7.8         Brokers or Finders. The Company shall indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 2.7, and the Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 3.7.

7.9          Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

7.10        Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

7.11        Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

7.12        Specific Performance. The parties to this Agreement hereby acknowledge and agree that the Company would be irreparably injured by a breach of this Agreement by the Investor, and the Investor would be irreparably injured by a breach of this Agreement by the Company, and that money damages are an inadequate remedy for an actual or threatened breach of this Agreement because of the difficulty of ascertaining the amount of damage that will be suffered by the aggrieved party in the event that this agreement is breached. Therefore, each of the parties to this Agreement agree to the granting of specific performance of this Agreement and injunctive or other equitable relief in favor of the aggrieved party as a remedy for any such breach, without proof of actual damages, and the parties to this Agreement further waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement, but shall be in addition to all other remedies available at law or in equity to the aggrieved party. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

SINDA LTD

By:	/s/ Luis Barreto
	Name:	Luis Barreto
	Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

Fresnillo plc

By:	/s/ Octavio Alvídrez
	Name:	Octavio Alvídrez
	Title:	CEO

Address:

Calz Legaria 549, Miguel Hidalgo, Mexico City, 11250, Mexico